EX-99.CERT 11(b)

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and 18 U.S.C. ss.1350, and accompanies the report on Form N-CSR for the period ended March 31, 2008 of Daily Income Fund (the "Company").

Each of the undersigned officers of the Company hereby certify that, to the best of such officer's knowledge:

         (i) the Form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

         (ii) the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operation of the Company.


Date:  June 12, 2008
                                                      /s/Michael P. Lydon
                                                      Michael P. Lydon
                                                      President

Date:  June 12, 2008
                                                      /s/Joseph Jerkovich
                                                      Joseph Jerkovich
                                                      Treasurer